UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 22, 2022
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, rhode island 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing (the “Closing”) on June 22, 2022 (the “Closing Date”), of the acquisition of Summer Infant, Inc., a Delaware corporation (the “Company”), by Kids2, Inc., a Georgia corporation (“Kids2”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 16, 2022, by and among the Company, Kids2 and Project Abacus Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Kids2 (“Merger Sub”), pursuant to which Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Kids2 (the “Merger”).

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Closing, the Company repaid in full all indebtedness and other amounts outstanding under, and terminated each of, (i) the Third Amended and Restated Loan and Security Agreement, dated as of October 15, 2020, among the Company and Summer Infant (USA), Inc. as borrowers, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders, and Bank of America, N.A., as agent for the lenders (as amended or modified from time to time, the “BofA Loan Agreement”), and (ii) the Loan and Security Agreement, dated as of January 28, 2022, among the Company and Summer USA, as borrowers, the guarantors from time to time party thereto, certain financial institutions as lenders, and Wynnefield Capital, Inc., as agent for the lenders (as amended or modified from time to time, the “Wynnefield Loan Agreement,” and together with the BofA Loan Agreement, the “Loan Agreements”). In connection with the termination of the Loan Agreements, all other related loan documents terminated and all liens and encumbrances granted by the Company and its subsidiaries in favor of the lenders under the Loan Agreements, as applicable, were terminated and released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) (other than shares of Company Common Stock (i) owned by Kids2, Merger Sub, the Company or any subsidiary of Kids2, Merger Sub or the Company, or (ii) held by a Company stockholder who was entitled to, and who perfected, appraisal rights for such shares under Delaware law) was converted into the right to receive $12.00 in cash (the “Merger Consideration”) without interest, subject to any required withholding of taxes. At the Effective Time, pursuant to the Merger Agreement, each outstanding unexercised, vested or unvested option or unvested restricted stock award outstanding immediately prior to the Effective Time was converted into the right to receive cash (without interest, subject to any required withholding of taxes) (a) in the case of options, in an amount equal to the product of the excess, if any, of the Merger Consideration over the exercise price of such option, multiplied by the number of shares of common stock issuable upon the exercise of the option or (b) in the case of unvested restricted stock awards, in amount equal to the product of the Merger Consideration multiplied by the number of shares subject to the restricted stock award.

The foregoing summary description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 17, 2022 and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on June 22, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the transaction had closed and requested that Nasdaq (i) suspend trading of the Company Common Stock on Nasdaq, (ii) withdraw the Company Common Stock from listing on Nasdaq and (iii) file with the SEC a notification on Form 25 to delist the Company Common Stock from Nasdaq and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on Nasdaq.

Additionally, the Company intends to file with the SEC a certification and notice on Form 15 under the Exchange Act requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, stockholders of the Company immediately prior to the completion of the Merger ceased to have any rights as stockholders of the Company other than the right to receive the Merger Consideration in accordance with the Merger Agreement. The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On the Closing Date and as a result of the Merger, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Kids2. The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, each of Evelyn D’An, Robin Marino, Alan Mustacchi, Stuart Noyes, Andrew Train and Stephen Zelkowicz resigned from his or her respective position as a member of the Company’s Board of Directors and any committees thereof, effective as of the Effective Time. The directors and officers of Merger Sub became the directors and officers of the surviving corporation immediately following the Effective Time, and each will hold office until their respective successor is elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the surviving corporation’s certificate of incorporation and bylaws. As of the Effective Time, (i) Stuart Noyes ceased serving as Chief Executive Officer of the Company, and (ii) Bruce Meier ceased serving as Interim Chief Financial Officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

At the Effective Time, the bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of March 16, 2022, by and among Summer Infant, Inc., Kids2, Inc. and Project Abacus Acquisition Corp. (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on March 17, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of Summer Infant, Inc.

3.2	Second Amended and Restated By-Laws of Summer Infant, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: June 22, 2022	By:	/s/ Bruce Meier
Bruce Meier
Interim Chief Financial Officer